MET INVESTORS SERIES TRUST	SUMMARY PROSPECTUS May 1, 2011

T. Rowe Price Mid Cap Growth Portfolio

Class A, Class B and Class E Shares

Before you invest, you may want to review the Portfolio’s Prospectus, which contains more information about the Portfolio and its risks. You can find the Portfolio’s Prospectus and other information about the Portfolio (including the documents listed below) online at www.metlife.com/variablefunds. You can also get this information at no cost by calling 1-800-638-7732 or by sending an e-mail request to RCG@metlife.com. The Portfolio’s Prospectus and Statement of Additional Information, both dated May 1, 2011, and the financial statements of the Portfolio for the year ended December 31, 2010, including notes to the financial statements and financial highlights and the report of the Portfolio’s independent registered public accounting firm, which are included in the Annual Report of the Portfolio, are all incorporated by reference into this Summary Prospectus. This Summary Prospectus is intended for individuals who have purchased certain variable life insurance policies and variable annuity contracts (collectively, “Contracts”) from Metropolitan Life Insurance Company and its affiliates and is not intended for other investors.

Investment Objective

Long-term growth of capital.

Fees and Expenses of the Portfolio

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. These fees and expenses are for the year ended December 31, 2010, and are expressed as a percentage of the Portfolio’s average daily net assets over that period. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. If Contract expenses were reflected, the fees and expenses in the table and Example would be higher. See the Contract prospectus for a description of those fees, expenses and charges.

Shareholder Fees (fees paid directly from your investment)—None

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class B	Class E
Management Fee	0.75%	0.75%	0.75%
Distribution and/or Service (12b-1) Fees	None	0.25%	0.15%
Other Expenses	0.04%	0.04%	0.04%

Total Annual Portfolio Operating Expenses	0.79%	1.04%	0.94%

Example

The following Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, that you reinvest all of your dividends and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	Class A	Class B	Class E
1 Year	$81	$107	$96
3 Years	$253	$333	$301
5 Years	$440	$577	$522
10 Years	$981	$1,276	$1,159

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 27.6% of the average value of its portfolio.

Principal Investment Strategies

T. Rowe Price Associates, Inc. (“T. Rowe Price”), subadviser to the Portfolio, invests, under normal circumstances, at least 80% of the Portfolio’s net assets in a diversified portfolio of common stocks of mid cap companies whose earnings T. Rowe Price expects to grow at a faster rate than the average company. T. Rowe Price defines mid cap companies as those whose market capitalization falls within the range of either the S&P MidCap 400 Index or the Russell Midcap Growth Index. As of December 31, 2010, the market capitalizations of companies in the S&P Midcap 400 Index ranged from $498 million to $10.1 billion. As of December 31, 2010, the market capitalizations of companies in the Russell Midcap Index ranged from $231.8 million to $22.06 billion. The market capitalization of the companies and the S&P and Russell indices changes over time. The Portfolio will not automatically sell or cease to purchase stock of a company it already owns because the company’s market capitalization grows or falls outside this range.

In selecting investments, T. Rowe Price generally favors companies that:

■	have proven products or services;

■	have a record of above-average earnings growth;

■	have demonstrated potential to sustain earnings growth;

■	have a connection to industries experiencing increasing demand; or

■	have stock prices that appear to undervalue their growth prospects.

In pursuing the Portfolio’s investment objective, T. Rowe Price has the discretion to purchase some securities that do not meet its normal investment criteria, as described above, when it perceives an opportunity for substantial appreciation. These situations might arise when T. Rowe Price believes a security could increase in value for a variety of reasons, including a change in management, an extraordinary corporate event, a new product introduction or innovation, or a favorable competitive development.

While most assets will be invested in U.S. common stocks, other securities may also be purchased, including foreign stocks, in keeping with the Portfolio’s objectives. The Portfolio may invest up to 25% of its assets in foreign securities. The Portfolio may sell securities for a variety of reasons, such as to secure gains, limit losses or redeploy assets into more promising opportunities.

Primary Risks

As with all mutual funds, there is no guarantee that the Portfolio will achieve its investment objective. You could lose money by investing in the Portfolio. An investment in the Portfolio through a Contract is not a deposit or obligation of, or guaranteed by, any bank, and is not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. Government.

The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in more detail in “Primary Risks of Investing in the Portfolio” in the Prospectus, any of which could cause the Portfolio’s return, the price of the Portfolio’s shares or the Portfolio’s yield to fluctuate. Please note that there are many other circumstances that could adversely affect your investment and prevent the Portfolio from reaching its objective, which are not described here.

Market Risk.    The Portfolio’s share price can fall because of, among other things, a decline in the market as a whole, deterioration in the prospects for a particular industry or company, or changes in general economic conditions, such as prevailing interest rates and investor sentiment. Significant disruptions to the financial markets could adversely affect the liquidity and volatility of securities held by the Portfolio.

Foreign Investment Risk.    Investments in foreign securities tend to be more volatile and less liquid than investments in U.S. securities because, among other things, they involve risks relating to political, social and economic developments abroad, as well as risks resulting from differences between the regulations and reporting standards and practices to which U.S. and foreign issuers are subject. To the extent foreign securities are denominated in foreign currencies, their values may be adversely affected by changes in currency exchange rates. All of the risks of investing in foreign securities are typically increased by investing in emerging market countries.

Market Capitalization Risk.    Investing primarily in issuers in one market capitalization category (large, medium or small) carries the risk that, due to current market conditions, that category may be out of favor with investors. Larger, more established companies may be unable to respond quickly to new competitive challenges or attain the high growth rate of successful smaller companies. Stocks of smaller companies may be more volatile than those of larger companies due to, among other things, narrower product lines, more limited financial resources and fewer experienced managers. In addition, there is typically less publicly available information about small capitalization companies, and their stocks may have a more limited trading market than stocks of larger companies.

Investment Style Risk.    Different investment styles such as growth or value tend to shift in and out of favor, depending on market and economic conditions as well as investor sentiment. The Portfolio may outperform or underperform other funds that employ a different investment style.

Past Performance

The information below shows the volatility of the Portfolio’s returns from year to year and how the Portfolio’s average annual returns over time compare with those of a broad-based securities market index. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.

The bar chart below shows you the performance of the Portfolio’s Class B shares for each full calendar year since its inception and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart. The table below compares the Portfolio’s average annual compounded total returns for each class with index returns. For more information about indexes, please see “Index Description” in the Prospectus. It is not possible to invest directly in an index. Effective January 1, 2003, T. Rowe Price became the subadviser. Investment performance prior to that date is attributable to the Portfolio’s former investment subadviser.

Year-by-Year Total Return as of December 31 of Each Year

Highest Quarter	2nd – 2003	19.34%
Lowest Quarter	2nd – 2002	-30.65%

T. Rowe Price Mid Cap Growth Portfolio

Average Annual Total Return as of December 31, 2010

	1 Year	5 Years	Since Inception	Inception Date
Class A	28.07%	7.21%	2.47%	5-1-01
Class B	27.68%	6.93%	1.89%	2-12-01
Class E	27.95%	7.06%	5.54%	11-1-01
Russell Midcap Growth Index (reflects no deduction for mutual fund fees and expenses)	26.38%	4.88%	3.48%*
* Index performance is from 2-12-01.

Management

Adviser.    MetLife Advisers, LLC (“MetLife Advisers”) is the Portfolio’s investment adviser. For more information about the Adviser, please see “Additional Information about Management—The Adviser” in the Prospectus and “Investment Advisory and Other Services—The Adviser” in the Statement of Additional Information.

Subadviser.    T. Rowe Price Associates, Inc. (the “Subadviser”) is the subadviser to the Portfolio. For more information about the Subadviser, please see “Additional Information about Management—The Subadviser” in the Prospectus and “Investment Advisory and Other Services—The Subadvisers” in the Statement of Additional Information.

Portfolio Manager.    Brian W. H. Berghuis, Chairman of the T. Rowe Price Mid-Cap Growth Fund committee, has managed the Portfolio since 2003. For additional information, please see “Additional Information about Management—The Subadviser” in the Prospectus and “Investment Advisory and Other Services—Portfolio Management” in the Statement of Additional Information.

Tax Information

For information regarding the tax consequences of Contract ownership, please see the prospectus for the relevant Contract.

Payments to Insurance Companies and Their Affiliates

The Portfolio is not sold directly to the general public but instead is offered as an underlying investment option for Contracts issued by insurance companies that are affiliated with the Portfolio and MetLife Advisers. As a result of these affiliations, the insurance companies may benefit more from offering the Portfolio as an investment option in the Contracts than offering other unaffiliated portfolios. The Portfolio and its related companies may also make payments to the sponsoring insurance companies (or their affiliates) for distribution and/or other services. The benefits to the insurance companies of offering the Portfolio over unaffiliated portfolios and these payments may be factors that the insurance companies consider in including the Portfolio as an underlying investment option in the Contracts and may create a conflict of interest. The prospectus for your Contract contains additional information about these payments.

T. Rowe Price Mid Cap Growth Portfolio

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